UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

Origin Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA		95606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +1 (916) 231-9329

Artius Acquisition Inc.

3 Columbus Circle, Suite 2215, New York, NY 10019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2021, Origin Materials, Inc. (f/k/a Artius Acquisition Inc.) (the “Company”) entered into various subscription agreements (the “Subscription Agreements”) with certain current shareholders of the Company or their affiliates (collectively, the “Subscribers”), pursuant to which the Subscribers agreed, subject to certain conditions in the Subscription Agreements, to purchase an aggregate amount of 1,300,001 shares of Class A common stock of the Company, par value $0.0001 per share (the “Subscription Shares”), at $10.00 per share. The closing of the share purchase pursuant to the Subscription Agreement occurred on June 25, 2021 concurrently with the closing of the Company’s Business Combination, which is described in more detail below in Item 8.01.

The foregoing description of the Subscription Agreements and the transactions and documents contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the form of Subscription Agreement, which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein. The form of Subscription Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other information about the Company or the Subscribers and their respective affiliates. The representations, warranties and covenants contained in the Subscription Agreements were made only for purposes of those agreements; are solely for the benefit of the parties to the Subscription Agreements; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Subscription Agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Subscription Agreements and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Subscription Agreements, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Subscription Agreements is incorporated by reference in this Item 3.02. The Subscription Shares issued pursuant to the Subscription Agreements were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Company’s Business Combination, which is described in more detail below in Item 8.01, and the Company’s re-domestication from the Cayman Islands to Delaware, on June 24, 2021 the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) and the Bylaws of the Company (the “Bylaws”) became effective.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are described in the Company’s final prospectus and definitive proxy statement, dated May 27, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission, in the section titled “Description of Securities” beginning on page 229 of the Proxy Statement/Prospectus, and the section titled “Proposal No. 1—The Domestication Proposal” beginning on page 259 of Proxy Statement/Prospectus, each of which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Company has updated its sources and uses of funds table previously included in its Analyst Day Investor Presentation dated April 19, 2021, which revised table is filed as Exhibit 10.2. Based on the Company’s current cash levels (giving effect to share redemptions described under Item 8.01 below) and the latest information provided by the Company’s potential financing sources (including banks and underwriters that specialize in municipal financings, project financing, loan syndication and other financings relevant for such similar construction projects), the funding plan for Origin Plant 2 now assumes approximately 25% of equity and 75% of debt financing instead of the previously disclosed approximately 50% of equity and 50% of debt financing. The Company also believes that it may be able to raise other forms of financing at the corporate/holding company level, which is not reflected in these revised financial assumptions.

Item 8.01	Other Events.

In connection with the consummation of the business combination pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of February 16, 2021, by and among the Company, Zero Carbon Merger Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company, and Micromidas, Inc., a Delaware corporation doing business as Origin Materials (“Micromidas”) (the “Business Combination”), holders of 43,880,956 Class A common shares sold in Artius’ initial public offering (the “public shares”) validly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Artius’ initial public offering, calculated as of two business days prior to June 25, 2021, representing $438,983,333 in the aggregate. The Company and Micromidas determined that the condition to the Business Combination that the Company have at least $525 million of cash on hand after taking into account such share redemptions and proceeds from the private placement of new shares (including the Subscription Shares) had been satisfied. The Company believes that its cash reserves (together with anticipated additional financing and future government grants, which have not been yet secured) will be sufficient to enable it to execute its business strategy and plan, including the timely construction of Origin Plant 1 and Origin Plant 2.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Certificate of Incorporation

3.2	Bylaws

10.1	Form of Subscription Agreement

99.1	Updated Sources and Uses of Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: June 29, 2021

	By:	/S/ NATE WHALEY
Nate Whaley
Chief Financial Officer